Prospectus Supplement

December 7, 2015

Morgan Stanley Institutional Fund, Inc.

Supplement dated December 7, 2015 to the Morgan Stanley Institutional Fund, Inc. Prospectuses dated April 30, 2015

Active International Allocation Portfolio
Advantage Portfolio
Asian Equity Portfolio
Emerging Markets Leaders Portfolio
Emerging Markets Portfolio
Frontier Emerging Markets Portfolio
Global Advantage Portfolio
Global Discovery Portfolio
Global Franchise Portfolio
Global Infrastructure Portfolio
Global Insight Portfolio
Global Opportunity Portfolio
Global Quality Portfolio
Global Real Estate Portfolio
Growth Portfolio
Insight Portfolio
International Advantage Portfolio
International Equity Portfolio
International Opportunity Portfolio
International Real Estate Portfolio
Multi-Asset Portfolio
Opportunity Portfolio
Small Company Growth Portfolio
U.S. Real Estate Portfolio

Supplement dated December 7, 2015 to the Morgan Stanley Institutional Fund, Inc. Prospectuses dated May 12, 2015

Global Franchise Portfolio
Multi-Asset Portfolio
(Class IS)
(each, a "Portfolio")

The section of each Portfolio's Prospectus entitled "Shareholder Information—Pricing of Portfolio Shares" is hereby deleted and replaced with the following:

Pricing of Portfolio Shares

You may buy or sell (redeem) shares of the Portfolios at the NAV next determined for the Class after receipt of your order in good order, plus any applicable sales charge. The Fund determines the NAV per share for the Portfolios as of the close of the NYSE (normally 4:00 p.m. Eastern time) on each day that the NYSE is open for business (the "Pricing Time"). Shares generally will not be priced on days that the NYSE is closed. If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the Portfolio reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as the Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations. The Portfolios may elect to remain open and price their shares on days when the NYSE is closed but the primary securities markets on which the Portfolios' securities trade remain open. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and other days when a Portfolio does not price its shares. Therefore, to the extent, if any, that a Portfolio invests in securities primarily listed on foreign exchanges, the value of the Portfolio's portfolio securities may change on days when you will not be able to purchase or sell your shares.

Please retain this supplement for future reference.

  MSIGLINSPT-1215